      As filed with the Securities and Exchange Commission on May 17, 2002
                                                 Registration No. 333-__________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   -------------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   -------------------------------------------

                             PACIFIC CAPITAL BANCORP
                        (formerly Santa Barbara Bancorp)
           (Exact name of the registrant as specified in its charter)

                    California                             95-3673456
          (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)                Identification No.)

                               1021 Anacapa Street
                      Santa Barbara, California 93101-2036
               (Address of principal executive offices) (Zip Code)

                     PACIFIC CAPITAL BANCORP 2002 STOCK PLAN
                            (Full title of the plans)

                   -------------------------------------------

                            Frederick W. Clough, Esq.
                               1021 Anacapa Street
                         Santa Barbara, California 93101
                                 (805) 564-6310
                       (Name, address and telephone number
                    including area code of agent for service)

                   -------------------------------------------

                         CALCULATION OF REGISTRATION FEE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Title of Class of                                                        Proposed Maximum       Amount of
Securities to be          Amount to be           Proposed Maximum        Aggregate Offering     Registration
Registered                Registered (1)         Offering Price (2)      Price(2)               Fee (2)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common Stock, no
par value                 1,500,000              $33.39                  $50,085,000            $12,521.25
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plans to prevent dilution resulting from any future stock split, stock dividend or similar transaction.

(2) Estimated solely for the purpose of calculating the registration fee. Computed in accordance with Rule 457(h), based on the average of the high and low prices reported in the consolidated reporting system for Pacific Capital Bancorp Common Stock as of May 14, 2002.

                                     PART I

                INFORMATION REQUIRED IN THE SECTION 10 PROSPECTUS

Item 1.  Plan Information*

Item 2.  Registrant Information and Employee Plan Annual Information*

* The Part I information required to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 promulgated under the Securities Act of 1933 and the Note to Part I of Form S-8.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The registrant hereby incorporates by reference in this Registration Statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

         (1) the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

         (2) the registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002;

         (3) the registrant's Current Reports on Forms 8-K filed April 1, 2002, April 4, 2002, April 29, 2002 and May 14, 2002;

         (4) the description of the common stock, no par value, of the registrant (the "Common Stock") set forth in the Registration Statement on Form 8-A (Registration No. 0-11113), including any amendment or report filed for the purpose of updating such description.

         All documents filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         Section 317 of the California General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant indemnity to directors, officers, employees and other agents of the corporation ("Agents") in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended.

         The Board of Directors of registrant has resolved to indemnify the officers and directors of the registrant to the full extent permitted by Section 317 of the California General Corporation Law, and the Sixth Article of the registrant's Certificate of Restatement of Articles of Incorporation and Section
5.3 of registrant's Amended and Restated Bylaws authorize the registrant to provide for indemnification of officers and directors to the same extent. This indemnification limits the personal monetary liability of directors in performing their duties on behalf of the registrant, to the extent permitted by the California General Corporation Law, and permits the registrant to indemnify its directors and officers against certain liabilities and expenses, to the extent permitted by the California General Corporation Law. In addition, the registrant maintains a directors' and officers' liability insurance policy that insures its directors and officers against certain liabilities, including certain liabilities under the Securities Act of 1933.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

         (a) Exhibits. The following documents are filed as a part of this registration statement.

         Exhibit
         Number                     Document Description

         4.1*     --       Pacific Capital Bancorp 2002 Stock Plan
         4.2*     --       Form of Stock Option Agreement
         5.1*     --       Opinion of Counsel
         23.1     --       Consent of Counsel (included in the opinion filed as
                           Exhibit 5.1).
         23.2*    --       Consent of Arthur Andersen LLP.
         24.1     --       Power of Attorney (see signature page of this
                           registration statement).

         *        Filed herewith.

Item 9.  Undertakings.

         A.       The undersigned registrant hereby undertakes:

                  (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the

Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Barbara, State of California on May 13, 2002.

                                         PACIFIC CAPITAL BANCORP

                                         By: /s/ William S. Thomas, Jr.
                                         -------------------------------------
                                         William S. Thomas, Jr.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Frederic W. Clough and Donald Lafler, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

------------------------------------- ----------------------------------------- --------------------------------------
             Signature                                Capacity                                  Date

------------------------------------- ----------------------------------------- --------------------------------------
                                      Chairman of the Board and Director        ________________, 2002
------------------------------------
     David W.  Spainhour

------------------------------------- ----------------------------------------- --------------------------------------

/s/  William S.  Thomas, Jr.          President, Chief Executive Officer and    May 13, 2002
------------------------------------  Director (Principal Executive Officer)
     William S.  Thomas, Jr.

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Donald Lafler                    Executive Vice President and Chief        May 9, 2002
---------------------------           Financial Officer (Principal Financial
     Donald Lafler                    Officer)

------------------------------------- ----------------------------------------- --------------------------------------

/s/  John E. Afdem                    Vice President and Controller             May 9, 2002
----------------------------------    (Principal Accounting Officer)
     John E. Afdem

------------------------------------- ----------------------------------------- --------------------------------------

------------------------------------- ----------------------------------------- --------------------------------------

/S/  Edward E.  Birch                 Director                                  May 14, 2002
---------------------------
     Edward E.  Birch

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Richard M.  Davis                Director                                  May 9, 2002
---------------------------
     Richard M.  Davis

------------------------------------- ----------------------------------------- --------------------------------------

                                      Director                                  ________________, 2002
---------------------------
     Richard S. Hambleton, Jr.

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Dale E.  Hanst                   Director                                  May 9, 2002
---------------------------
     Dale E.  Hanst

------------------------------------- ----------------------------------------- --------------------------------------

/s/  D.  Vernon Horton                Director                                  May 13, 2002
---------------------------
     D.  Vernon Horton

------------------------------------- ----------------------------------------- --------------------------------------

                                      Director                                  ________________, 2002
---------------------------
     Roger C.  Knopf

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Clayton C.  Larson               Director                                  May 10, 2002
---------------------------
     Clayton C.  Larson

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Gerald T. McCullough             Director                                  May 9, 2002
---------------------------
     Gerald T. McCullough

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Richard A. Nightingale           Director                                  May 9, 2002
---------------------------
     Richard A. Nightingale

------------------------------------- ----------------------------------------- --------------------------------------

/s/  Kathy J. Odell                   Director                                  May 10, 2002
---------------------------
     Kathy J. Odell

------------------------------------- ----------------------------------------- --------------------------------------


                                INDEX TO EXHIBITS

-------------------------- --------------------------------------------------------------------- ---------------------
         Exhibit                                   Document Description                            Sequential Page
         Number                                                                                         Number

-------------------------- --------------------------------------------------------------------- ---------------------
         4.1*              Pacific Capital Bancorp 2002 Stock Plan
-------------------------- --------------------------------------------------------------------- ---------------------
         4.2*              Form of Stock Option Agreement
-------------------------- --------------------------------------------------------------------- ---------------------
         5.1*              Opinion of Counsel
-------------------------- --------------------------------------------------------------------- ---------------------
         23.1              Consent of Counsel (included in the opinion filed as Exhibit 5.1)
-------------------------- --------------------------------------------------------------------- ---------------------
         23.2*             Consent of Arthur Andersen LLP
-------------------------- --------------------------------------------------------------------- ---------------------
         24.1              Power of Attorney (see signature page of this registration statement).
-------------------------- --------------------------------------------------------------------- ---------------------

*        Filed herewith.